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                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


         This Third Amendment to Credit Agreement is entered into as of this 19th day of May, 2000, by and between COMERICA BANK, a Michigan banking corporation ("Bank"), with offices at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226 and SIMPLE TECHNOLOGY, INC., a California corporation ("Company"), whose principal office is located at 3001 Daimler Street, Santa Ana, CA 92705.

                                    RECITALS:

         A. Bank and Company entered into a certain Credit Agreement dated as of August 3, 1999 as amended by a First Amendment to Credit Agreement and a Second Amendment to Credit Agreement (the "Agreement"),

         B. The parties desire to further amend the Agreement, upon the following terms and conditions.

         NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

         1. Section 1.29 of the Agreement is hereby amended and restated in its entirety as follows:

                  "1.29 `Facility Amount' shall mean, as of any date, the lesser of (a) the Formula Amount; or (b) $22,500,000 (inclusive of amounts advanced under the Canadian Subfacility)."

         2. Clause (b) of Section 1.31 of the Agreement is hereby amended and restated in its entirety as follows:

                  "(b) in the case of the Facility the sum (without duplication) of (1) eighty percent (80%) of the Eligible Accounts Receivable, plus
         (2) eighty percent (80%) of the Eligible Foreign Accounts Receivable not to exceed $3,000,000, plus (3) the lesser of eighty percent (80%) of the Orderly Liquidation Value of the Eligible Inventory or $12,000,000."

         3. Company hereby ratifies and reaffirms the representations, warranties and covenants set forth in the Agreement.

         4. Company certifies that no Event of Default or Default (as defined in the Agreement) has occurred and is continuing.

         5. Company represents and warrants that its Articles of Incorporation and Bylaws delivered to Bank as of March __, 2000 in connection with the Agreement, are in full force and effect and have not been modified, repealed or amended since the date thereof.


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         6.       If any provision of this Amendment shall be held invalid or unenforceable, such invalidity or unenforceability shall affect only such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and this Amendment shall be enforced as if any such invalid or unenforceable provision were not contained herein.

         7. Except as specifically amended hereby, the Agreement shall remain unchanged and shall be in full force and effect, enforceable in accordance with its terms.

         8. This Amendment shall be effective upon (a) delivery to Bank of this Amendment, executed by an authorized officer of Borrower together with a duly authorized, executed and delivered Note in the face amount of Twenty Two Million Five Hundred Thousand Dollars ($22,500,000); (b) payment to Bank of an amendment fee in the amount of Nine Thousand Three Hundred Seventy Five Dollars ($9,375), which fee shall be deemed fully earned by Bank upon its execution of this Amendment and not refundable under any circumstances.

         9. Borrower agrees to pay all of Bank's costs and expenses (including attorneys fees and expenses) incurred in connection with the Agreement and/or this Amendment within fifteen (15) days of being presented with an invoice therefor.

         IN WITNESS WHEREOF, this Amendment has been executed as of the day first stated above.

                                            SIMPLE TECHNOLOGY, INC.


                                            By:      /s/ Manouch Moshayedi

                                            Its:     Chief Executive Officer


                                            COMERICA BANK


                                            By:      /s/ Mark C. Smith

                                            Its:     Vice President


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